Exhibit 99.1

News Release

Kimco Realty® to Acquire RPT Realty in All-Stock Transaction
– Expected to Be Immediately Accretive to Funds From Operations (“FFO”)
and Leverage Neutral Upon Closing –
– Provides Multiple Future Growth and Value Creation Opportunities –
– Assets Complement Kimco’s High-Quality, First-Ring Suburban Grocery-Anchored & Mixed-Use Shopping Center Portfolio in Major Sun Belt & Coastal Markets –

JERICHO, NY & NEW YORK, NY August 28, 2023 – Kimco Realty® (“Kimco” or the “Company”) (NYSE: KIM), North America’s largest publicly traded owner and operator of open-air, grocery-anchored shopping centers and a growing portfolio of mixed-use assets, and RPT Realty (“RPT”) (NYSE: RPT), a publicly traded owner and operator of a national portfolio of open-air shopping center destinations principally located in top U.S. markets, today announced a definitive merger agreement under which RPT will be acquired by Kimco in an all-stock transaction valued at approximately $2 billion, including the assumption of debt and preferred stock. Upon closing, Kimco expects to have a pro forma equity market capitalization of approximately $13 billion and a total enterprise value of approximately $22 billion.

Under the terms of the merger agreement, RPT shareholders will receive 0.6049 of a newly-issued Kimco share for each RPT share they own, representing a total consideration of approximately $11.34 per RPT share based on Kimco’s closing share price on August 25, 2023. This represents a 19% premium to RPT’s closing share price on August 25, 2023. At closing, Kimco stockholders and RPT shareholders are expected to own approximately 92% and 8% of the combined company, respectively. The board of directors of Kimco and the board of trustees of RPT both unanimously approved the transaction. The transaction is expected to close in the beginning of 2024, subject to RPT shareholder approval and other customary closing conditions.

“This transaction presents another exciting opportunity for our Company to deepen our presence in key Coastal and Sun Belt markets, while accelerating our growth at an attractive valuation,” said Conor Flynn, CEO of Kimco. “Approximately 70% of RPT’s portfolio aligns with our key strategic markets. Furthermore, their substantial pipeline of signed, but not yet open leases and 20% or greater mark-to-market leasing spread across the portfolio, will drive higher growth for the combined company. The transaction is immediately accretive to FFO and the addition of these properties further positions Kimco as the country’s premier owner and operator of open-air, grocery-anchored shopping centers and mixed-use assets.”

Brian Harper, President and CEO of RPT, added, “Since joining RPT five years ago, the team and I have worked tirelessly to create long-term stakeholder value by curating the portfolio towards Coastal and Sun Belt markets, while delivering exceptional leasing results and prudently managing the balance sheet. After carefully considering the merits of this transaction, we believe that aligning with Kimco, a leader in the grocery-anchored shopping center space, is in the best interest of our stakeholders, given the multiple synergies that can be realized as a combined company. We also believe this transaction delivers an attractive share price premium that offers our shareholders the opportunity to participate in a larger, more liquid and diversified company that is well positioned to deliver long-term value.”

The transaction will add 56 open-air shopping centers, including 43 wholly-owned and 13 joint venture assets, comprising 13.3 million square feet of gross leasable area, to Kimco’s existing portfolio of 528 properties. In addition, the Company will acquire RPT’s 6% stake in a 49-property net lease joint venture. Beyond strengthening Kimco’s presence in its key markets, today’s transaction is expected to provide embedded growth opportunities, including those associated with redevelopment. Kimco has identified a limited group of Midwest properties within RPT’s portfolio that it views as not consistent with its strategy that it expects to divest over time.

500 North Broadway, Suite 201 | Jericho, NY 11753 | (516) 869-9000	kimcorealty.com

News Release
Adam Gallistel, Head of Americas Real Estate for GIC, said, “Our longstanding and successful joint venture with RPT has provided GIC a unique opportunity to own high-quality, grocery-anchored shopping centers with a distinguished organization. We are thankful to Brian Harper and the entire RPT team for many years of successful partnership. Looking ahead, we’re excited to combine GIC's extensive history of real estate investing with Kimco's deep expertise as a leading owner and operator of open-air shopping centers and mixed-use assets in the U.S., to continue delivering on the strong long-term opportunities in this space."

Summary of Strategic Benefits
The acquisition is expected to result in a number of benefits, including:

•
Earnings Accretion and Net Operating Income (NOI) Growth Opportunities: The transaction is expected to be immediately accretive to key financial and operating metrics, including initial cost savings synergies of approximately $34 million. Kimco is well positioned to unlock embedded value in the portfolio by increasing portfolio occupancy, marking leases to market, realizing the 330-basis point spread in RPT’s existing signed not open lease pipeline, and creating value through future redevelopment opportunities to drive future NOI growth.

•
Increased Scale in High-Growth Target Markets: RPT’s assets that align with Kimco’s key target markets are nearly 90% grocery-anchored, based on pro-rata annual base rent, and provide a strong NOI growth profile. These assets will further enhance Kimco’s strategic presence in Sun Belt and Coastal markets that benefit from positive demographic and migration trends. The addition of Mary Brickell Village in Miami offers significant value creation potential through leasing and tenant remerchandising, mixed-use redevelopment, as well as expanding Kimco’s Signature Series® portfolio.

•
Expanded Partnership Opportunities: RPT’s existing joint venture relationships, the largest of which is GIC, a leading sovereign wealth fund, provide significant opportunity for continued growth via investments in grocery-anchored shopping centers and mixed-use assets.

•	Maintains Balance Sheet Strength: The Company believes that the transaction will be leverage neutral, preserving financial flexibility and capacity to invest while creating additional value.

Leadership and Organization
There are no anticipated changes to Kimco’s executive management team or board of directors. RPT is expected to align the timing of its regular quarterly dividend payments to Kimco’s during the pendency of the acquisition. The transaction is generally expected to be non-taxable to shareholders of both companies.

J.P. Morgan is acting as financial advisor and Wachtell, Lipton, Rosen & Katz is acting as legal advisor to Kimco. Lazard is acting as financial advisor and Goodwin Procter LLP is acting as legal advisor to RPT. ICR, LLC is serving as communications advisor to Kimco. Prosek Partners is serving as communications advisor to RPT.

Presentation and Conference Call
The companies will host a joint conference call on August 28, 2023 at 8:30 AM ET to discuss the proposed transaction. The conference call-in number is 1-877-704-4453 (Domestic) or 1-201-389-0920 (International), or interested parties can join the live webcast of the conference call by accessing the Investor Relations section of each company’s website at www.kimcorealty.com or www.rptrealty.com.

A presentation providing additional details about the transaction and replay of the conference call will be posted when available on the respective companies’ websites under the Investor Relations sections.

500 North Broadway, Suite 201 | Jericho, NY 11753 | (516) 869-9000	kimcorealty.com

News Release
About Kimco Realty
Kimco Realty® (NYSE:KIM) is a real estate investment trust (REIT) headquartered in Jericho, N.Y. that is North America’s largest publicly traded owner and operator of open-air, grocery-anchored shopping centers and a growing portfolio of mixed-use assets. The Company’s portfolio is primarily located in the first-ring suburbs of the top major metropolitan markets, including those in attractive coastal markets and rapidly expanding Sun Belt cities, with a tenant mix focused on essential, necessity-based goods and services that drive multiple shopping trips per week. Kimco Realty is also committed to leadership in environmental, social and governance (ESG) issues and is a recognized industry leader in these areas. Publicly traded on the NYSE since 1991, and included in the S&P 500 Index, the Company has specialized in shopping center ownership, management, acquisitions, and value enhancing redevelopment activities for more than 60 years. As of June 30, 2023, the Company owned interests in 528 U.S. shopping centers and mixed-use assets comprising 90 million square feet of gross leasable space. For further information, please visit www.kimcorealty.com.

About RPT Realty
RPT Realty owns and operates a national portfolio of open-air shopping destinations principally located in top U.S. markets. The company's shopping centers offer diverse, locally-curated consumer experiences that reflect the lifestyles of their surrounding communities and meet the modern expectations of the company's retail partners. RPT is a fully integrated and self-administered REIT publicly traded on the New York Stock Exchange (the “NYSE”). The common shares of RPT, par value $0.01 per share (the “common shares”) are listed and traded on the NYSE under the ticker symbol “RPT”. As of June 30, 2023, the company's property portfolio (the "aggregate portfolio") consisted of 43 wholly-owned shopping centers, 13 shopping centers owned through its grocery-anchored joint venture, and 49 retail properties owned through its net lease joint venture, which together represent 14.9 million square feet of gross leasable area (“GLA”). As of June 30, 2023, RPT’s pro-rata share of the aggregate portfolio was 93.2% leased. For additional information about the company please visit www.rptrealty.com.

500 North Broadway, Suite 201 | Jericho, NY 11753 | (516) 869-9000	kimcorealty.com

News Release
Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended.  Kimco intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe Kimco’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan”, “forecast” or similar expressions.  Forward-looking statements regarding Kimco and RPT, include, but are not limited to, statements related to the anticipated acquisition of RPT and the anticipated timing and benefits thereof and other statements that are not historical facts.  These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond Kimco’s and RPT’s control and could materially affect actual results, performances or achievements.  Factors which may cause actual results to differ materially from current expectations include, but are not limited to, risks and uncertainties associated with: Kimco’s and RPT’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary RPT shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of Kimco and RPT management from ongoing business operations; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the ability to successfully integrate the operations of Kimco and RPT following the closing of the transaction and the risk that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of Kimco’s common stock or RPT’s common shares or on each company’s respective relationships with tenants, employees and third-parties; the ability to attract, retain and motivate key personnel; the possibility that, if Kimco does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Kimco’s common stock could decline; general adverse economic and local real estate conditions; the impact of competition; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; the reduction in income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center; the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience; the availability of suitable acquisition, disposition, development and redevelopment opportunities, the costs associated with purchasing and maintaining assets and risks related to acquisitions not performing in accordance with our expectations; the ability to raise capital by selling assets; disruptions and increases in operating costs due to inflation and supply chain issues; risks associated with the development of mixed-use commercial properties, including risks associated with the development, and ownership of non-retail real estate; changes in governmental laws and regulations, including, but not limited to changes in data privacy, environmental (including climate change), safety and health laws, and management’s ability to estimate the impact of such changes; valuation and risks related to joint venture and preferred equity investments and other investments; valuation of marketable securities and other investments, including the shares of Albertsons Companies, Inc. common stock held by Kimco; impairment charges; criminal cybersecurity attacks disruption, data loss or other security incidents and breaches; impact of natural disasters and weather and climate-related events; pandemics or other health crises, such as COVID-19; the ability to attract, retain and motivate key personnel; financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms or at all; the level and volatility of interest rates and management’s ability to estimate the impact thereof; changes in the dividend policy for Kimco’s common and preferred stock and Kimco’s ability to pay dividends at current levels; unanticipated changes in the intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; Kimco’s and RPT’s ability to continue to maintain their respective status as a REIT for United States federal income tax purposes and potential risks and uncertainties in connection with their respective UPREIT structure; and the other risks and uncertainties affecting Kimco and RPT, including those described from time to time under the caption “Risk Factors” and elsewhere in Kimco’s and RPT’s Securities and Exchange Commission (“SEC”) filings and reports, including Kimco’s Annual Report on Form 10-K for the year ended December 31, 2022, RPT’s Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by either company.  Moreover, other risks and uncertainties of which Kimco or RPT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.  The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Kimco or RPT on their respective websites or otherwise.  Neither Kimco nor RPT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

500 North Broadway, Suite 201 | Jericho, NY 11753 | (516) 869-9000	kimcorealty.com

News Release
Important Additional Information and Where to Find It

In connection with the proposed transaction, Kimco will file with the SEC a registration statement on Form S-4 to register the shares of Kimco common stock to be issued in connection with the proposed transaction.  The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of RPT seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KIMCO, RPT AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Kimco at its website, kimcorealty.com, or from RPT at its website, rptrealty.com.  Documents filed with the SEC by Kimco will be available free of charge by accessing Kimco’s website at kimcorealty.com under the heading Investors or, alternatively, by directing a request to Kimco at IR@kimcorealty.com or 500 North Broadway Suite 201, Jericho, New York 11753, telephone: (866) 831-4297, and documents filed with the SEC by RPT will be available free of charge by accessing RPT’s website at rptrealty.com under the heading Investors or, alternatively, by directing a request to RPT at invest@rptrealty.com or 19 West 44th Street, Suite 1002, New York, NY 10036, telephone: (516) 869-9000.

Participants in the Solicitation

Kimco and RPT and certain of their respective directors, trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of RPT in respect of the proposed transaction under the rules of the SEC. Information about Kimco’s directors and executive officers is available in Kimco’s proxy statement dated March 15, 2023 for its 2023 Annual Meeting of Stockholders.  Information about RPT’s trustees and executive officers is available in RPT’s proxy statement dated March 16, 2023 for its 2023 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Kimco or RPT using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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CONTACT:
David F. Bujnicki
Senior Vice President, Investor Relations and Strategy
Kimco Realty Corporation
1-866-831-4297
dbujnicki@kimcorealty.com

Vin Chao
Managing Director - Finance
RPT Realty
1-212-221-1752
vchao@rptrealty.com

500 North Broadway, Suite 201 | Jericho, NY 11753 | (516) 869-9000	kimcorealty.com